SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.  20549


                                      FORM 8-K


                   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                       OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        June 2, 2008
                                                      ____________________

Exact Name of Registrant as
  Specified in Its Charter:                  CalAmp Corp.
                                ___________________________________


          DELAWARE                       0-12182              95-3647070
 _____________________________         ____________         _____________
State or Other Jurisdiction of         Commission          I.R.S. Employer
Incorporation or Organization          File Number        Identification No.



Address of Principal Executive Offices:     1401 N. Rice Avenue
                                            Oxnard, CA 93030
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 987-9000
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                    Not applicable
                                             _____________________________


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02.     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

     On June 2, 2008, Kimberly E. Alexy and Larry J. Wolfe were elected to the Registrant's Board of Directors, increasing the number of directors to seven. Neither Ms. Alexy nor Mr. Wolfe was elected pursuant to any arrangement or understanding between her/him and any other persons. Concurrent with these elections, Ms. Alexy was appointed a member of the Board's Compensation Committee and Corporate Development Committee, and Mr. Wolfe was appointed a member of the Audit Committee and Governance and Nominating Committee.

     Also on June 2, 2008, Arthur H. Hausman, a director since 1987, advised the directors that he will retire from the Board effective at the annual meeting that is scheduled to be held on July 24, 2008.

     Prior to the election of Ms. Alexy and Mr. Wolfe as directors, and in accordance with Article VI of the Registrant's Certificate of Incorporation, the size of the Registrant's Board of Directors was fixed at seven directors by a Board resolution adopted on June 2, 2008. This Board resolution also fixed the size of the Board at six directors effective July 24, 2008 upon the retirement of Mr. Hausman.

	A copy of the Registrant's press release, dated June 4, 2008, announcing Ms. Alexy's and Mr. Wolf's election and Mr. Hausman's resignation, is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

   (d)  Exhibits

         99.1 Press release of the Registrant dated June 4, 2008 announcing the election of Kimberly E. Alexy and Larry J. Wolfe to the Board of Directors, and announcing the retirement of Arthur H. Hausman from the Board of Directors effective at the annual meeting on July 24, 2008.


                              SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                                       CALAMP CORP.



      June 4, 2008                     By:/s/ Richard K. Vitelle
    _________________                  _________________________
          Date                          Richard K. Vitelle,
                                        Vice President-Finance
                                        (Principal Financial Officer)